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                                                                  Exhibit 10.2.3

                            REGISTRATION AGREEMENT


     THIS REGISTRATION AGREEMENT is made as of January 3, 1996 by and between Numatics, Incorporated, a Michigan corporation (the "Company"), and Harvard Private Capital Holdings, Inc., or registered assigns (collectively, the "Purchaser").

                                   RECITALS

     A. The Company and the Purchaser have entered into the Securities Purchase Agreement of even date herewith (as from time to time in effect, the "Securities Purchase Agreement") for sale by the Company and purchase by the Purchaser of certain of the Company's securities.

     B. In connection with the purchase and sale of the Company's securities, the Company and the Purchaser desire to provide for the registration of the Common Stock to be issued upon exercise or conversion of the Warrants according to the terms of this Agreement.

     NOW THEREFORE, the parties agree as follows:

     1. Certain Definitions. Terms defined in the Securities Purchase Agreement and not otherwise defined herein are used herein with the meaning so defined. In addition to terms otherwise defined herein, as used in this Agreement, the following terms shall have the following respective meanings:

     "Holder" shall mean the Purchaser (and its transferees as permitted by Section 11) holding Registrable Securities or securities convertible into, or exercisable or exchangeable for, Registrable Securities.

     "Initiating Holders" shall mean Holders who in the aggregate hold greater than fifty percent (50%) of the Registrable Securities.

     "Initial Public Offering" shall mean a distribution of shares of Common Stock pursuant to an effective registration statement filed pursuant to the Securities Act or the effectiveness of a registration statement with respect to Common Stock under Section 12 of the Exchange Act.

     "NASD" shall mean The National Association of Securities Dealers, Inc.
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     "Other Holders" shall mean holders of Company securities, other than the
Holders, proposing to distribute their securities pursuant to a registration under this Agreement.

     "Public Offering" shall mean a public offering of Common Stock pursuant to an effective registration statement on Form S-1, S-2 or S-3 (or any successor form or other form which would permit the public sale of Registrable Securities pursuant thereto).

     "Registrable Securities" shall mean Common Stock issued or issuable on exercise or conversion of the Warrants and any shares of Common Stock issued or issuable in respect of such Common Stock upon any stock split, stock dividend, recapitalization, or similar event. Shares of Common Stock shall only be treated as Registrable Securities if they have not been sold in a Public Sale.

     The terms "register," "registered" and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

     "Registration Expenses" shall mean all expenses incident to the Company's performance of or compliance with Section 2, 3 and 4 hereof, including without limitation all registration, filing and NASD fees, all fees and expenses of complying with securities or blue sky laws, all printing expenses, messenger and delivery expenses, the fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of any special audits and/or "cold comfort" letters required by or incident to such performance and compliance, the fees and disbursements of a single counsel retained by the holders of the Registrable Securities being registered and any fees and disbursements of underwriters customarily paid by issuers or sellers of securities, but excluding underwriting discounts and commissions and transfer taxes, if any, provided that, in any case where Registration Expenses are not to be borne by the Company, such expenses shall not include salaries of Company personnel or general overhead expenses of the Company, and shall not include auditing fees (except solely to the extent that such fees would not have been incurred but for the filing of the applicable registration statement), premiums or other expenses relating to liability insurance for the Company and its officers and directors required by underwriters or the Company, or other expenses for the preparation of financial statements or other data normally prepared by the Company in the ordinary course of its business or which the Company would have incurred in any event.

     "Selling Expenses" shall mean all underwriting discounts, selling commissions and stock transfer taxes applicable to the securities registered by the Holders.

     2.   Requested Registrations.

     (a)  Request for Registration.   If an Initial Public Offering has occurred
and if the Company shall receive from Initiating Holders a written request that the Company effect any registration, qualification or compliance with respect to not less than twenty percent (20%) of the

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Registrable Securities, and specifying the intended method of disposition thereof, the Company will:

          (i) promptly give written notice of the proposed registration, qualification or compliance to all other Holders; and

          (ii) as soon as practicable, use its best efforts to effect such registration, qualification or compliance (including, without limitation, appropriate qualification under applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the Securities Act and any other Legal Requirements) as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any Holder or Holders joining in such request as are specified in a written request received by the Company within twenty (20) days after receipt of such written notice from the Company; provided, however, that the Company shall not be obligated to take any action to effect any such registration, qualification or compliance pursuant to this
Section 2:

          (A) In any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company is already subject to service in such jurisdiction, provided that the Company shall execute any such general consent which is required under the Securities Act;

          (B) If, within ten (10) days of the Company's receipt of a request for registration pursuant to this Section 2, the Company shall furnish to such Holders a certificate signed by the President of the Company stating that the Board of Directors has authorized the Company to file a registration statement pertaining to securities of the Company sold by the Company (other than a registration of securities in a Rule 145 transaction or with respect to an employee plan), then during the period starting with the date sixty (60) days prior to the Company's estimated date of filing of (which shall be not more than ninety (90) days after the Company's receipt of such request from the Initiating Holders), and ending on the date six (6) months immediately following the effective date of, such registration statement, provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective; or

          (C) If, within ten (10) days of the Company's receipt of a request for registration pursuant to this Section 2, the Company shall furnish to such Holders a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors it would be materially detrimental to the Company or its shareholders for a registration statement to be filed in the near future, then the Company's obligation to use its best efforts to register, qualify or comply under this Section 2 shall be deferred for a period not to exceed ninety (90) days from the date of receipt of written request from the Initiating Holders, provided that the Company shall not utilize this right more than once in any twelve (12) month period.

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          Subject to the foregoing clauses (A) through (C), the Company shall file a registration statement covering the Registrable Securities so requested to be registered as soon as reasonably practicable, after receipt of the request or requests of the Initiating Holders.

     (b) Underwriting. In the event that a registration pursuant to Section 2 is for a Public Offering involving an underwriting, the Company shall so advise the Holders as part of the notice given pursuant to Section 2(a)(i). In such event, the right of any Holder to registration pursuant to Section 2 shall be conditioned upon such Holder's participation in the underwriting arrangements required by this Section 2, and the inclusion of such Holder's Registrable Securities in the underwriting to the extent requested shall be limited to the extent provided herein.

          If requested registration pursuant to Section 2 involves an underwritten offering, the underwriter or underwriters thereof shall be selected by the holders of more than 50% of the Registrable Securities as to which registration has been requested and shall be acceptable to the Company, which shall not unreasonably withhold its acceptance of such underwriters.

          If requested by the underwriters for any underwritten offering by holders of Registrable Securities pursuant to a registration requested under
Section 2 hereof, the Company will enter into an underwriting agreement with such underwriters for such offering, such agreement to contain such representations and warranties by the Company and such other terms and provisions as are customarily contained in agreements of that type, including without limitation indemnities to the effect and to the extent provided in
Section 8 hereof. The holders of Registrable Securities which are to be distributed by such underwriters shall be parties to such underwriting agreement and may, at their option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of such holders of Registrable Securities and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to the obligations of such holders of Registrable Securities. Such holders of Registrable Securities shall not be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding such holders and such holders' intended methods of distribution.

          Registrations under Section 2 shall be on such appropriate registration form of the Commission as shall be selected by the holders of more than 50% of the Registrable Securities so to be disposed of, and as shall permit the disposition of such Registrable Securities in accordance with the intended method or methods of disposition specified in their request for such registration. The Company agrees to include in any such registration statement all information which holders of Registrable Securities being registered shall reasonably request.

          The Company shall not be required to effect more than one registration pursuant to this Section 2. A registration requested pursuant to this Section 2 will not be deemed to have been effected: (i) unless it has become effective, provided that a registration which does not

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become effective after the Company has filed a registration statement with respect thereto solely by reason of the refusal to proceed of the holders of Registrable Securities who initially requested registration of Registrable Securities shall be deemed to have been effected by the Company at the request of such holders, unless such holders shall have elected to pay all Registration Expenses in connection with such registration; or (ii) if, after it has become effective and prior to the completed distribution of all Registrable Securities registered thereby, such registration is interfered with by any stop order, injunction or other order or requirement of the Commission or other governmental agency or of any court which is not subsequently lifted so as to permit the distribution of Registrable Securities to continue under such registration in a manner that is not materially adverse to the sellers of Registrable Securities in such distribution compared to what would have prevailed had such interference not occurred.

          If a requested registration pursuant to Section 2 involves an underwritten offering, and the managing underwriter shall advise the Company in writing (with a copy to each Holder of Registrable Securities requesting registration) that, in its opinion, the number of securities requested to be included in such registration (including securities of the Company which are not Registrable Securities) exceeds the number which can be sold in such offering, the Company will include in such registration to the extent of the number which the Company is so advised can be sold in such offering: (i) first, all Registrable Securities requested to be included in such registration by the Holder or Holders of Registrable Securities (or if the number of Registrable Securities required to be so included exceeds the number of specified by such managing underwriter as being able to be sold in such offering, then pro rata among such holders on the basis of the number of Registrable Securities requested to be included by such holders), and (ii) second, to the extent of any remaining excess, securities the Company proposes to sell and other securities of the Company included in such registration by the holders thereof.

          If any Holder of Registrable Securities or Other Holder disapproves of the terms of the underwriting, such person may elect to withdraw therefrom by written notice to the Company, the managing underwriter and the Initiating Holders. The Registrable Securities and/or other securities so withdrawn shall also be withdrawn from registration.

     3.   Company Registration.

     (a) Notice of Registration. If at any time or from time to time the Company shall determine to effect a Public Offering, either for its own account or the account of a security holder or holders, the Company will:

          (i)  promptly give to each Holder written notice thereof; and

          (ii) include in such registration (and any related qualification under blue sky laws or other compliance), and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made within twenty (20) days after receipt of such written notice from the Company, by any Holder.

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     (b) Underwriting.  If the Public Offering of which the Company gives notice involves an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to Section 3(a)(i). In such event the right of any Holder to registration pursuant to Section 3 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall, together with the Company and the Other Holders, enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by the Company and may, at their option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of such Holders and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to the obligations of such Holders. Holders shall not be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding such Holders and such Holders' intended methods of distribution. Notwithstanding any other provision of this Section 3, if the managing underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the managing underwriter may limit the Registrable Securities and other securities to be included in such registration. The Company shall so advise all Holders and Other Holders and the number of shares that may be included in the registration and underwriting by all Holders and Other Holders shall be allocated among them, as nearly as practicable, first, to the Company, and, second, among the Holders of Registrable Securities and the Other Holders in proportion to the number of shares of Common Stock proposed to be included in such registration by such Holders and Other Holders. If any Holder or Other Holder disapproves of the terms of any such underwriting, he may elect to withdraw therefrom by written notice to the Company and the managing underwriter. Any securities excluded or withdrawn from such underwriting shall be withdrawn from such registration.

     (c) Right to Terminate Registration. The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 3 prior to the effectiveness of such registration whether or not any Holder has elected to include Registrable Securities in such registration, without prejudice, however, to the rights of any holder or holders of Registrable Securities entitled to do so to request that such registration be effected as a registration under Section 2.

     (d) No registration effected pursuant to a request or requests referred to in Section 3 shall be deemed to have been effected pursuant to Section 2.

     4.   Registration on Form S-3.

     (a) Request for Registration. If any Holder or Holders request that the Company file a registration statement on Form S-3 (or any successor form to Form S-3) for a Public Offering of Registrable Securities the reasonably anticipated aggregate price to the public of which would

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exceed $1,500,000, and the Company is a registrant entitled to use Form S-3 to register the Registrable Securities for such an offering, the Company shall use its best efforts to cause such Registrable Securities to be registered for the offering on such form and to cause such Registrable Securities to be qualified in such jurisdictions as the Holder or Holders may reasonably request. The substantive provisions of Section 2(b) hereof shall be applicable to each registration initiated under this Section 4.

     (b) Limitations. Notwithstanding the foregoing, the Company shall not be obligated to take any action pursuant to this Section 4: (i) in any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company is already subject to service in such jurisdiction, provided that the Company shall execute any such general consent which is required under the Securities Act; (ii) if, within ten (10) days of the Company's receipt of a request for registration pursuant to this Section 4, the Company shall furnish to such Holders a certificate signed by the President of the Company stating that the Board of Directors has authorized the Company to file a registration statement pertaining to securities of the Company sold by the Company (other than a registration of securities in a Rule 145 transaction or with respect to an employee plan), then during the period starting with the date sixty (60) days prior to the Company's estimated date of filing of (which shall be not more than ninety (90) days after the Company's receipt of such request from the Initiating Holders), and ending on the date six (6) months immediately following the effective date of, such registration statement, provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective; or (iii) if, within ten (10) days of the Company's receipt of a request for registration pursuant to this Section 4, the Company shall furnish to such Holders a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors it would be materially detrimental to the Company or its shareholders for a registration statement to be filed in the near future, then the Company's obligation to use its best efforts to register, qualify or comply under this Section 4 shall be deferred for a period not to exceed ninety (90) days from the date of receipt of written request from the Initiating Holders, provided that the Company shall not utilize this right more than once in any twelve (12) month period.

     5. Limitations on Subsequent Registration Rights. From and after the date hereof, the Company will not, without the prior written consent of holders of a majority of the aggregate voting power of the then outstanding Registrable Securities, enter into any agreement with any holder or prospective holder of any securities of the Company which allows such holder or prospective holder of any securities of the Company to include such securities in any registration filed under Sections 2, 3 or 4 hereof, unless, under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of his securities will not diminish the amount of Registrable Securities which are included to less than the pro rata amount specified in Section 3(b) hereof. However, the Company may by agreement grant such holder or prospective holder a registration right analogous to that set forth in Section 2 provided that the Registrable Securities may be included in any such

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registration demanded by such holders to the extent such inclusion will not diminish the amount of securities of such holders which are included.

     6.   Expenses of Registration.

     (a)  Registration Expenses.   The Company shall bear all Registration
Expenses incurred in connection with all registrations pursuant to Section 3 hereof. The Company shall bear 50% of the Registration Expenses relating to the registration effected pursuant to Sections 2 or 4 hereof. The Holders shall bear all Registration Expenses relating to registrations pursuant to Section 2 and 4 hereof of securities registered on behalf of the Holders which are not so borne by the Company pro rata on the basis of the number of shares so registered.

     (b) Selling Expenses. Unless otherwise stated, all Selling Expenses relating to securities registered on behalf of the Holders pursuant to this Agreement shall be borne the Holders pro rata on the basis of the number of shares so registered.

     7. Registration Procedures. In the case of each registration, qualification or compliance effected by the Company pursuant to this Agreement, the Company will:

     (a) prepare and file with the Commission (in the case of a registration pursuant to Section 2, such filing to be made within ninety (90) days after the initial request of Holders or in any event as soon thereafter as reasonably practicable) the requisite registration statement with respect to such Registrable Securities (including such audited financial statements as may be required by the Securities Act or the rules and regulations promulgated thereunder) and use its best efforts to cause such registration statement to become and remain effective, provided that at least 5 days before filing such registration statement or any amendments thereto, the Company will furnish to the counsel selected by the Holders of Registrable Securities which are to be included in such registration copies of all such documents proposed to be filed, which documents will be subject to the review of such counsel;

     (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to maintain the effectiveness of such registration statement and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement until the earlier of such time as all of such securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement or (i) in the case of a registration pursuant to Section 2 or 4 hereof the expiration of 120 days after such registration statement becomes effective (unless such registration is pursuant to Section 4 hereof and is a continuous offering described in Rule 415 under the Securities Act, in which event such period shall be two (2) years after such effectiveness), or (ii) in the case of a registration pursuant to
Section 3 hereof , the expiration of 90 days after such registration statement becomes effective, provided that if less than all the Registrable Securities are withdrawn from registration after the expiration of the relevant period, the shares to be so

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withdrawn shall be allocated pro rata among the holders thereof on the basis of the respective numbers of Registrable Securities held by them included in such registration;

     (c) furnish to each seller of Registrable Securities covered by such registration statement and each underwriter, if any, of the securities being sold by such seller such number of copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus and supplements thereto included in such registration statement (including each preliminary prospectus and any summary prospectus), in conformity with the requirements of the Securities Act, and such other documents, as such seller or underwriter, if any, may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities owned by such seller;

     (d) use its best efforts to register or qualify all Registrable Securities covered by such registration statement under such other securities laws or blue sky laws of such jurisdictions as any seller or any underwriter, if any, of the securities being sold by such seller shall reasonably request, to keep such registrations or qualifications in effect for so long as the registration statement remains in effect and do any and all other acts and things which may be necessary or advisable to enable such seller and underwriter, if any, to consummate the disposition in such jurisdictions of such Registrable Securities owned by such seller, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this clause (d) be obligated to be qualified, to subject itself to taxation in any such jurisdiction or to consent to general service of process in any such jurisdiction;

     (e) use its best efforts to cause all Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof to consummate the disposition of such Registrable Securities, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this clause (e) be obligated to be qualified, to subject itself to taxation in any such jurisdiction or to consent to general service of process in any such jurisdiction;

     (f) notify each seller of Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the Company's becoming aware that the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and promptly prepare and furnish to each seller and each underwriter, if any, a reasonable number of copies of a prospectus supplemented or amended so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

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     (g)  advise each seller of Registrable Securities covered by such registration statement, promptly after it receives notice thereof, of the time when such registration statement, or any amendment thereto, or any amendment to such registration statement have become effective or any related prospectus or any supplement to such prospectus or any amendment to such prospectus has been filed, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any related preliminary prospectus or prospectus, of the suspension of the qualification of such Registrable Securities for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of such registration statement or prospectus or for additional information; and in the event of the issuance of any stop order or of any order preventing or suspending the use of any such preliminary prospectus or prospectus or suspending any such qualification, to use promptly its best efforts to obtain withdrawal of such order;

     (h) file promptly all documents required to be filed with the Commission pursuant to Sections 13, 14 or 15(d) of the Exchange Act subsequent to the time such registration statement becomes effective and during any period when any related prospectus is required to be delivered;

     (i) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months, but not more than eighteen months, beginning with the first day of the Company's first calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of
Section 11(a) of the Securities Act;

     (j) provide a transfer agent and registrar for all such Registrable Securities covered by such registration statement not later than the effective date of such registration statement;

     (k) enter into such agreements, including without limitation underwriting agreements, and take such other actions as sellers holding more than 50% of the Registrable Securities so to be sold shall reasonably request in order to expedite or facilitate the disposition of such Registrable Securities;

     (l) use its best efforts to furnish to each seller of Registrable Securities a signed counterpart, addressed to such seller (and the underwriters, if any), of

          (i) an opinion of counsel for the Company, dated the effective date of such registration statement (and, if such registration includes an underwritten Public Offering, an opinion dated the date of each closing under the underwriting agreement); and

          (ii) to the extent available under the rules relating to such accountants, a "comfort" letter, dated the effective date of such registration statement (and, if such registration includes an underwritten Public Offering, a letter dated the date of each closing under the

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     underwriting agreement), signed by the independent public accountants who have certified the Company's financial statements included in such registration statement,

covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and, in the case of the accountants' letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to the underwriters in underwritten Public Offerings of securities and, in the case of the accountants' letter, such other financial matters, as such seller (or the underwriters, if any) may reasonably request;

     (m) give a single representative of the holders of Registrable Securities whose Registrable Securities are registered under such registration statement and their underwriters, if any, and their respective counsel and accountants, the opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the Commission, and each amendment thereof or supplement thereto, and give each of them such opportunities to discuss the business of the Company with its officers and the independent public accountants who have certified its financial statements as shall be necessary, in the opinion of the respective counsel of such holders and such underwriters, to conduct a reasonable investigation within the meaning of the Securities Act, and such other access and information as may be reasonably requested; and

     (n) use its best efforts to list all Registrable Securities covered by such registration statement on each securities exchange on which any of the securities of the same class as the Registrable Securities are then listed.

Each holder of Registrable Securities shall be deemed to have agreed by acquisition of such Registrable Securities that upon receipt of any notice from the Company of the occurrence of any event of the kind described in clause (f) of this Section 7, such holder will forthwith discontinue such holder's disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until such holder's receipt of the copies of the supplemented or amended prospectus contemplated by clause (f) of this
Section 7 and, if so directed by the Company, will deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in such holder's possession of the prospectus covering such Registrable Securities current at the time of receipt of such notice. In the event the Company shall give any such notice, the period mentioned in clause (b) of this Section 7 shall be extended by the length of the period from and including the date when the Company shall have given such notice to and including the date when each seller of any Registrable Securities covered by such registration statement shall have received the copies of the supplemented or amended prospectus contemplated by clause (f) of this Section 7.

     If any such registration or comparable statement refers to any holder by name or otherwise as the holder of any securities of the Company then such holder shall have the right to require (i) the insertion therein of language, in form and substance satisfactory to such holder, to the effect that the holding by such holder of such securities is not to be construed as a recommendation by

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such holder of the investment quality of the Company's securities covered thereby and that such holding does not imply that such holder will assist in meeting any future financial requirements of the Company, or (ii) in the event that such reference to such holder by name or otherwise is not required by the Securities Act or any similar federal statute then in force, the deletion of the reference to such holder. The Company may require each seller of Registrable Securities as to which any registration is being effected to furnish the Company such information regarding such seller and the distribution of such securities as the Company may from time to time reasonably request in writing.

     8.   Indemnification.

     (a) By Company. The Company will indemnify each Holder, each of its officers, directors, shareholders, agents and partners, and each Person controlling such Holder within the meaning of Section 15 of the Securities Act, with respect to which registration, qualification or compliance has been effected pursuant to this Agreement, and each underwriter, if any, and each Person who controls any underwriter within the meaning of Section 15 of the Securities Act, against all expenses, claims, losses, damages or liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular or other document, or any amendment or supplement thereto, incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or any violation by the Company of the Securities Act or any rule or regulation promulgated under the Securities Act applicable to the Company in connection with any such registration, qualification or compliance, and the Company will reimburse each such Holder, each of its officers, directors, shareholders, agents and partners, and each Person controlling such Holder, each such underwriter and each Person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission or alleged untrue statement or omission, made in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Holder, controlling Person or underwriter and stated to be specifically for use therein, and provided, further, that the Company shall not be liable in any such case to any Person to the extent that any such claim, loss, damage, liability or expense arises out of or is based upon such Person's failure to fulfill an legal obligation to deliver a supplemented or amended prospectus provided by the Company to such Person pursuant to Section 7(f) hereof. If the Holders are represented by counsel other than counsel for the Company, the Company will not be obligated under this Section 8(a) to reimburse legal fees and expenses of more than one separate counsel for Holders. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Holder or any such director, officer, shareholder, agent, partner, underwriter or controlling Person and shall survive the transfer of such securities by such holder.

     (b) By Holders. Each Holder will, if Registrable Securities held by such Holder are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors, officers, shareholders and agents, each underwriter, if any, of the Company's securities covered by such a registration statement, each Person who controls the Company or such underwriter within the meaning of Section 15 of the Securities Act, and each other such Holder, each of its officers, directors, shareholders, agents and partners and each Person controlling such Holder within the meaning of Section 15 of the Securities Act, against all claims, losses, damages and liabilities (or actions in respect thereof), including any of the foregoing incurred in settlements of any litigation, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company, such Holders, such directors, officers, persons, underwriters or control Persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Holder and stated to be specifically for use therein. Notwithstanding the foregoing, the liability of each Holder under this subsection (b) shall be limited in an amount equal to the proceeds received by such Holder for the shares sold by such Holder, unless such liability arises out of or is based on willful conduct by such Holder or Founder. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Holder or any such director, officer, shareholder, agent, partner, underwriter or controlling Person and shall survive the transfer of such securities by such holder.

     (c) Procedures. Each party entitled to indemnification under this Section 8 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party's expense, and provided, further, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement unless the failure to give such notice is materially prejudicial to an Indemnifying Party's ability to defend such action and provided, further, that the Indemnifying Party shall not assume the defense for matters as to which there is a conflict of interest or separate and different defenses. If the Indemnifying Party has assumed the defense of such claim or litigation in accordance with the terms hereof, or if the Indemnifying Party cannot assume such defense because of a conflict of interest or separate and different defenses, no Indemnified Party shall, except with the consent of the Indemnifying Party (which shall not be unreasonably withheld or delayed), consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnifying Party of a release from all liability in respect to such claim or litigation. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

     (d) Contribution. If the indemnification provided for in Section 8(a) or 8(b) is unavailable to a party that would have been an indemnified party under such Section in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each party that would have been an indemnifying party thereunder shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as if appropriate to reflect the relative fault of the indemnifying party on the one hand and such indemnified party on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof). The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or such indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and each Purchaser agree that it would not be just and equitable if contribution pursuant to this Section 8(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 8(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this Section 8(d) shall include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim (which shall be limited as provided in Section 8(d) hereof if the indemnifying party has assumed the defense of any such action in accordance with the provisions thereof). No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     (e) Other Indemnification and Contribution. Indemnification and contribution similar to that specified in Sections 8(a), 8(b), 8(c) and 8(d) (with appropriate modifications) shall be given by the Company and each seller of Registrable Securities with respect to any required registration or other qualification of such Registrable Securities under any Legal Requirement, other than the Securities Act.

     (f) Payments. The indemnification and contribution required by this Section 8 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.

     9. Information by Holder. The Holder or Holders of Registrable Securities included in any registration shall furnish to the Company such information regarding such Holder or Holders, the Registrable Securities held by them and the distribution proposed by them as the Company may request in writing and only as shall be necessary to enable the Company to comply with the provisions hereof in connection with any registration, qualification or compliance referred to in this Agreement.

     10. Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of the Registrable Securities to the public without registration, after and during such time as the Company shall be subject to the reporting requirements of Sections 13 or 15(d) of the Exchange Act, the Company agrees to use its best efforts to make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, and to furnish to any Holder forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of Rule 144.

     11. Transfer of Registration Rights. The rights to cause the Company to register securities granted Holders under Sections 2, 3 and 4 may be assigned in connection with any transfer or assignment by a Holder of Registrable Securities provided that: (i) such transfer may otherwise be effected in accordance with applicable securities laws, and (ii) such transfer is effected in compliance with the restrictions on transfer contained in this Agreement and in any other agreement between the Company and the Holder. No transfer or assignment will divest Holder or any subsequent owner of such rights and powers unless all Registrable Shares are transferred or assigned.

     12. Standoff Agreement. (a) Each Holder agrees that, if, in connection with any Public Offering, the Company or the underwriters managing the offering so request, the Holders shall not sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any Registrable Securities (other than those included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed one hundred eighty (180) days) from the effective date of such registration as may be requested by the Company or the underwriters; provided that each officer and director of the Company who owns stock of the Company and each Holder of one percent (1%) or more of the Company's capital stock also agrees to such restrictions.

     (b) Each Holder shall be deemed to have agreed by acquisition of such Registrable Securities, if so required by the managing underwriter, not to effect any public sale or distribution of such securities during the seven days prior to and the 180 days after any underwritten registration pursuant to Section 2 or 3 has become effective, except as part of such underwritten registration, whether or not such holder participates in such registration.

     (c) The Company agrees (i) if so required by the managing underwriter, not to effect any public sale or distribution of its equity securities or securities convertible into or exchangeable or exercisable for any of such securities during the seven days prior to and the 180 days after any underwritten registration pursuant to Section 2 has become effective, except as part of such underwritten registration and except in connection with a stock option plan, stock purchase plan, managing directors' plan, savings or similar plan, or an acquisition of a business, merger or exchange of stock for stock, and (ii) to cause each holder of its equity securities or of any securities convertible into or exchangeable or exercisable for any of such securities, in each case purchased directly from the Company at any time after the date of this Agreement (other than in a public offering), to agree not to effect any such public sale or distribution of such securities during such period, except as part of such underwritten registration.

     (d) This Section 12 shall be binding on all transferees or assignees of Registrable Securities, whether or not such persons are entitled to registration rights pursuant to Section 11.

     13. Miscellaneous.

     (a) Nominees for Beneficial Owners. In the event that Registrable Securities are held by a nominee for the beneficial owner thereof, the beneficial owner thereof may, at its option, be treated as the holder of such Registrable Securities for purposes of any request or other action by any holder or holders of Registrable Securities pursuant to this Agreement (or any determination of any number or percentage of shares constituting Registrable Securities held by any holder or holders of Registrable Securities contemplated by this Agreement).

     (b) Governing Law. This Agreement will be governed by and construed under the laws of Massachusetts as applied to agreements among Massachusetts residents entered into and to be performed entirely within Massachusetts.

     (c) Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Holders of a majority of the Registrable securities, voting as a class. Any amendment or waiver effected in accordance with this paragraph will be binding upon each holder of any securities purchased under this Agreement at the time outstanding (including securities into which such securities are convertible), each future holder of all such securities and the Company.

     (d) Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision will be excluded from this Agreement and the balance of the Agreement will be interpreted as if such provision were so excluded and will be enforceable in accordance with its terms.

     (e) Notices. Any notice or other communication in connection with this Agreement shall be deemed to be delivered if in writing (or in the form of a telex or telecopy) addressed as hereinafter provided and if either (x) actually delivered at said address (evidenced in the case of a telex by receipt of the correct answerback) or (y) in the case of a letter, three business days shall have elapsed after the same shall have been deposited in the United States mails, postage prepaid and registered or certified: (a) if to any Holder, to the registered address of such Holder as set forth in the Company's transfer records; and (b) if to the Company, to the attention of its President at its address specified in or pursuant to Section 15 of the Securities Purchase Agreement.

     (f) Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together will constitute one and the same instrument.

     (g) Titles, Subtitles and Table of Contents. The titles, subtitles and table of contents used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

     (h) Entire Agreement. This Agreement embodies the entire agreement and understanding between the Company and each other party hereto and supersedes all prior agreements and understandings relating to the subject matter hereof.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                         NUMATICS, INCORPORATED

                         By: /s/ Robert P. Robeson
                             ------------------------------------------
                             Title


                         HARVARD PRIVATE CAPITAL HOLDINGS, INC.

                         By:
                             ------------------------------------------
                             Title:

                         By
                             ------------------------------------------
                             Title:

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.


                         NUMATICS, INCORPORATED

                         By:
                             ------------------------------------------
                             Title:



                         HARVARD PRIVATE CAPITAL HOLDINGS, INC.

                         By: /s/ Michael R. Eisenson
                             ------------------------------------------
                             Authorized Signatory


                         By: /s/ Mark A. Rosen
                             ------------------------------------------
                             Authorized Signatory